FORM 8-A

SECURITIES AND EXCHANGE COMISSION

Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Mine Safety Appliances Company

(Exact name of registrant as specified in its charter)

Pennsylvania	25-0668780
(Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

121 Gamma Drive

RIDC Industrial Park

O’Hara Township

Pittsburgh, PA 15238

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act.

Title of each class to be so registered	Name of exchange on which each class is to be registered
Common Stock	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-114533

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

Item 1.	Description of Registrant’s Securities to be registered.

  The description of the registrant’s Common Stock is contained under the caption “Description of Capital Stock” in the Prospectus for the Company’s Registration Statement on Form S-3 No. 333-114533 and is incorporated herein by reference.

Item 2.	Exhibits

  Not applicable.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its registration to be signed on its behalf by the undersigned, thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY

Date: June 25, 2004	By	/s/ Douglas K. McClaine
Douglas K. McClaine Secretary and General Counsel

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